INDEX                                                        EXHIBIT 3
 TO
 FINANCIAL STATEMENTS


 CENTRAL AND SOUTH WEST CORPORATION AND SUBSIDIARY COMPANIES

 Consolidated Balance Sheets - Per Books and Pro Forma as of June 30, 1998

 Consolidated Statement of Income for the Twelve Months Ended
   June 30, 1998

 Consolidated Statement of Retained Earnings for the Twelve Months Ended
   June 30, 1998


 CENTRAL AND SOUTH WEST CORPORATION (CORPORATE)

 Balance Sheets - Per Books and Pro Forma as of June 30, 1998

 Statement of Income for the Twelve Months Ended June 30, 1998


 PUBLIC SERVICE COMPANY OF OKLAHOMA

 Balance Sheets - Per Books and Pro Forma as of June 30, 1998

 Statement of Income for the Twelve Months Ended June 30, 1998

 Statement of Retained Earnings for the Twelve Months Ended
   June 30, 1998


 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS

 STATEMENT OF CHANGES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1998
 UNAUDITED
 (Millions)

                                            Per         Pro Forma         Pro
                                           Books       Adjustments       Forma
                                       -----------------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
     Production                          $5,845                        $5,845
     Transmission                         1,580                         1,580
     Distribution                         4,630                         4,630
     General                              1,359                         1,359
     Construction work in progress          185                           185
     Nuclear fuel                           202                           202
   Other Diversified                        299                           299
                                       -----------------------------------------
                                         14,100                        14,100
   Less - Accumulated depreciation        5,476                         5,476
                                       -----------------------------------------
                                          8,624                         8,624
                                       -----------------------------------------
 CURRENT ASSETS
   Cash and temporary cash investments      218                           218
   Accounts receivable                    1,051                         1,051
   Materials and supplies, at
      average cost                          157                           157
   Electric fuel inventory                   83                            83
   Under-recovered fuel costs                34                            34
   Notes receivable                          71                            71
   Prepayments and other                     76                            76
                                       -----------------------------------------
                                          1,690                         1,690
                                       -----------------------------------------
 DEFERRED CHARGES AND OTHER ASSETS
   Deferred plant costs                     500                           500
   Mirror CWIP asset - net                  279                           279
   Other non-utility investments            430                           430
   Securities available for sale             74                            74
   Income tax related regulatory
      assets, net                            321                           321
   Goodwill                                1,428                         1,428
   Other                                     437                           437
                                       -----------------------------------------
                                           3,469                         3,469
                                       -----------------------------------------

                                         $13,783             $0        $13,783
                                       =========================================

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1998
 UNAUDITED
 (Millions)

                                          Per         Pro Forma         Pro
                                          Books       Adjustments       Forma
                                       -----------------------------------------
 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
   Common Stock Equity -
     Common stock, $3.50 par value,
     authorized 350,000,000 shares;
     issued and outstanding 212,450,000
      shares                              $744                          $744
     Paid-in capital                     1,045                         1,045
     Retained earnings                   1,732                         1,732
     Accumulated other comprhensive
       income                               16                            16
                                        ----------------------------------------
     Total Common Stock Equity           3,537                         3,537
                                        ----------------------------------------

   Preferred stock
     Not subject to mandatory redemption   176                           176
     Subject to mandatory redemption         0                             0
   Certain Subsidiary-obligated,
     mandatorily redeemable preferred
     securities of subsidiary trusts
     holding solely Junior Subordinated
     Debentures of such Subsidiaries       335                           335
   Long-term debt                        3,783                         3,783
                                        ----------------------------------------
     Total Capitalization                7,831                         7,831
                                        ----------------------------------------
 CURRENT LIABILITIES
   Long-term debt/preferred stock
     due within twelve months               94                            94
   Short-term debt                         890                           890
   Short-term debt - CSW Credit            814                           814
   Loan Notes                               58                            58
   Accounts payable                        634                           634
   Accrued taxes                           232                           232
   Accrued interest                        103                           103
   Other                                   160                           160
                                        ----------------------------------------
                                         2,985                         2,985
                                        ----------------------------------------
 DEFERRED CREDITS
   Accumulated deferred income taxes     2,459                         2,459
   Investment tax credits                  272                           272
   Other                                   236                           236
                                        ----------------------------------------
                                         2,967                         2,967
                                        ----------------------------------------

                                       $13,783             $0        $13,783
                                        ========================================

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED JUNE 30, 1998
 UNAUDITED
 (Millions)



 OPERATING REVENUES                                                      $5,407
                                                                 ---------------

 OPERATING EXPENSES AND TAXES
   U.S. Electric fuel                                                     1,206
   U.S. Electric purchased power                                             93
   United Kingdom Cost of Sales                                           1,294
   Other operating                                                          961
   Maintenance                                                              153
   Depreciation and amortization                                            507
   Taxes, other than income                                                 202
   Income taxes                                                             175
                                                                 ---------------

                                                                          4,591
                                                                 ---------------

 OPERATING INCOME                                                           816
                                                                 ---------------

 OTHER INCOME AND DEDUCTIONS
   Other                                                                     41
   Non-operating income taxes                                                 3
                                                                 ---------------

                                                                             44
                                                                 ---------------

 INCOME BEFORE INTEREST CHARGES                                             860
                                                                 ---------------

 INTEREST AND OTHER CHARGES
   Interest on long-term debt                                               326
   Distributions on trust preferred securities                               26
   Interest on short-term debt and other                                    113
   Preferred stock dividends                                                  9
                                                                 ---------------

                                                                            474
                                                                 ---------------


 INCOME BEFORE EXTRAORDINARY ITEM                                           386
                                                                 ---------------


 EXTRAORDINARY ITEM - UK Windfall Profits Tax                              (176)
                                                                 ---------------

 NET INCOME FOR COMMON STOCK                                               $210
                                                                 ===============

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED JUNE 30, 1998
 UNAUDITED
 (Millions)



 RETAINED EARNINGS AT JUNE 30, 1997                                      $1,887

 Add: Net income for common stock                                           210
                                                                 ---------------

                                                                          2,097
                                                                 ---------------

 Deduct: Common stock dividends                                             369
         Retained earnings adjustment                                        (4)
                                                                 ---------------

 RETAINED EARNINGS AT JUNE 30, 1998                                      $1,732
                                                                 ===============

 CENTRAL AND SOUTH WEST CORPORATION

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1998
 UNAUDITED
 (Millions)

                                             Per         Pro Forma         Pro
                                            Books       Adjustments       Forma
                                          --------------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
     General                                  $1                            $1
   Less - Accumulated depreciation            (1)                           (1)
                                          --------------------------------------

 NET PLANT                                     0                             0

 INVESTMENTS IN COMMON STOCK
   OF SUBSIDIARY COMPANIES (at equity)     3,937                         3,937
                                          --------------------------------------


 CURRENT ASSETS
   Cash and temporary cash investments       309                           309
   Accounts and interest receivable
    - Affiliated                             231                           231
   Prepayments and other                       5                             5
                                          --------------------------------------

                                             545                           545
                                          --------------------------------------

 DEFERRED CHARGES AND OTHER ASSETS            36                            36
                                          --------------------------------------

                                          $4,518             $0         $4,518
                                          ======================================


 CAPITALIZATION
  Common Stock Equity -
   Common stock, $3.50 par value;
     authorized 350,000,000 shares;
     issued and outstanding 212,300,000
     shares                                 $744                          $744
   Paid-in capital                         1,045                         1,045
   Retained earnings                       1,732                         1,732
   Unrealized holding gains and losses        (5)                           (5)
                                          --------------------------------------

      Total Common Stock Equity            3,516                         3,516
                                          --------------------------------------


   Long-term debt                              0                             0
                                          --------------------------------------

     Total Capitalization                  3,516                         3,516
                                          --------------------------------------


 CURRENT LIABILITIES
   Short-term debt                           890                           890
   Accounts payable and other                 54                            54
                                          --------------------------------------

                                             944                           944
                                          --------------------------------------

 DEFERRED CREDITS                             58                            58
                                          --------------------------------------

                                          $4,518             $0         $4,518
                                          ======================================

 CENTRAL AND SOUTH WEST CORPORATION

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED JUNE 30, 1998
 UNAUDITED
 (Millions)


 INCOME

   Equity in earnings of subsidiaries
     Central Power and Light Company                               $147
     Public Service Company of Oklahoma                              48
     Southwestern Electric Power Company                             93
     West Texas Utilities Company                                    26
     SEEBOARD U.S.A.                                                (47)
     CSW Credit, Inc.                                                12
     CSW Energy, Inc.                                                 7
     CSW Leasing, Inc.                                                1
     CSW International, Inc.                                         (6)
     CSW Communications, Inc.                                       (15)
     Enershop Inc.                                                   (4)
     CSW Energy Services, Inc.                                       (2)
   Other Income                                                      25
                                                            ---------------
                                                                    285
                                                            ---------------

 EXPENSES AND TAXES

    General and administrative expenses                              33
    Depreciation and amortization expense                            --
    Interest expense                                                 53
    Taxes, other than income                                          4
    Federal income taxes                                            (15)
                                                            ---------------

                                                                     75
                                                            ---------------

 NET INCOME                                                        $210
                                                            ===============

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1998
 UNAUDITED
 (Millions)

                                         Per         Pro Forma         Pro
                                        Books       Adjustments       Forma
                                   ---------------------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
    Production                          $913                          $913
    Transmission                         377                           377
    Distribution                         838                           838
    General                              204                           204
    Construction work in progress         36                            36
                                   ---------------------------------------------

                                       2,368                         2,368
    Less - Accumulated depreciation    1,066                         1,066
                                   ---------------------------------------------

                                       1,302                         1,302
                                   ---------------------------------------------

 CURRENT ASSETS
    Cash                                   6                             6
    Accounts receivable                   41                            41
    Materials and supplies, at
     average cost                         33                            33
    Fuel inventory                        15                            15
    Accumulated deferred income taxes      2                             2
    Prepayments and other                  7                             7
                                   ---------------------------------------------
                                         104                           104
                                   ---------------------------------------------

 DEFERRED CHARGES AND OTHER ASSETS        83                            83
                                   ---------------------------------------------

                                      $1,489             $0         $1,489
                                   =============================================

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1998
 UNAUDITED
 (Millions)


                                         Per         Pro Forma         Pro
                                        Books       Adjustments       Forma
                                   ---------------------------------------------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
    Common stock, $15 par value;
     authorized 11,000,000 shares;
     issued 10,482,000 shares;
     outstanding 9,013,000 shares       $157                          $157
    Paid-in capital                      180                           180
    Retained earnings                    142                           142
                                   ---------------------------------------------

      Total common stock equity          479                           479


    Preferred stock                        5                             5
    PSO-obligated, mandatorily redeemable
     preferred securities of subsidiary
     trusts holding solely Junior
     Subordinated Debentures of PSO       75                            75
    Long-term debt                       398                           398
                                   ---------------------------------------------

      Total capitalization               957                           957
                                   ---------------------------------------------


 CURRENT LIABILITIES
    Long-term debt due within twelve
     months                               25                            25
    Advances from affiliates               4                             4
    Payables to affilliates                7                             7
    Accounts payable                      55                            55
    Payables to customers                 17                            17
    Accrued taxes                         (1)                           (1)
    Accrued interest                       9                             9
    Other                                  8                             8
                                   ---------------------------------------------

                                         124                           124
                                   ---------------------------------------------


 DEFERRED CREDITS
   Accumulated deferred income taxes     278                           278
    Investment tax credits                40                            40
    Income tax related regulatory
      liabilities, net                    67                            67
    Other                                 23                            23
                                   ---------------------------------------------

                                         408                           408
                                   ---------------------------------------------

                                      $1,489             $0         $1,489
                                   =============================================

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED JUNE 30, 1998
 UNAUDITED
 (Millions)



 ELECTRIC OPERATING REVENUE                                                $734
                                                                 ---------------


 OPERATING EXPENSES AND TAXES
   Fuel                                                                     295
   Purchased power                                                           55
   Other operating                                                          133
   Maintenance                                                               34
   Depreciation and amortization                                             78
   Taxes, other than income                                                  30
   Income taxes                                                              23
                                                                 ---------------

                                                                            648
                                                                 ---------------

 OPERATING INCOME                                                            86
                                                                 ---------------

 OTHER INCOME AND DEDUCTIONS
    Allowance for equity funds used during construction                       1
    Other                                                                    (2)
    Non-operating income                                                      2
                                                                 ---------------

                                                                              1
                                                                 ---------------

 INCOME BEFORE INTEREST CHARGES                                              87
                                                                 ---------------

 INTEREST AND OTHER CHARGES
   Interest on long-term debt                                                30
   Distributions on trust preferred securities                                6
   Interest on short-term debt and other                                      4
   Allowance for borrowed funds used during construction                     (1)
                                                                 ---------------

                                                                             39
                                                                 ---------------


 NET INCOME                                                                  48

   Less: preferred stock dividends                                           --
   Gain on reacquisition of preferred stock                                  --

 NET INCOME FOR COMMON STOCK                                                $48
                                                                 ===============

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED JUNE 30, 1998
 UNAUDITED
 (Millions)




 RETAINED EARNINGS AT JUNE 30, 1997                                        $155
 Add: Net income (loss) for common stock                                     48
                                                                 ---------------

                                                                            203
 Deduct: Common stock dividends                                              61
                                                                 ---------------

 RETAINED EARNINGS AT JUNE 30, 1998                                        $142
                                                                 ===============

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS
 JUNE 30, 1998
 UNAUDITED
 (Millions)
                                                               DR            CR
                                                              ------------------
CENTRAL AND SOUTH WEST CORPORATION AND SUBSIDIARY COMPANIES

              None

 CENTRAL AND SOUTH WEST CORPORATION (CORPORATE)

              None

 PUBLIC SERVICE COMPANY OF OKLAHOMA

              None

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 STATEMENT OF CHANGES

      There have been no significant changes in the financial statements of Central and South West Corporation and subsidiary companies subsequent to June 30, 1998, other than in the ordinary course of business. On May 28, 1998 CSW's shareholders voted on and approved the proposed merger with American Electric Power Company, Inc.

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

      The notes to consolidated financial statements included in Central and South West Corporation's 1997 Combined Annual Report on Form 10-K are hereby incorporated by reference and made a part of this report.



                                                                Page
                                                              Reference

 1997 Combined Annual Report on Form 10-K                pages 2-40 through 2-75